UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021 (June 1, 2021)

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue

Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(800) 873-5141

Registrant’s telephone number, including area code

15150 Avenue of Science, Suite 200

San Diego, California 92128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K/A (this “Report”) contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Guardion Health Sciences, Inc.’s reports that it files from time to time with the Securities and Exchange Commission (“SEC”) and which you should review, including those statements under “Item 1A – Risk Factors” in the Guardion Health Sciences, Inc.’s Annual Report on Form 10-K, as may be amended, supplemented or superseded from time to time by other reports Guardion Health Sciences, Inc. files with the SEC.

These forward-looking statements should not be relied upon as predictions of future events, and Guardion Health Sciences, Inc. cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Guardion Health Sciences, Inc. or any other person that Guardion Health Sciences, Inc. will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. Guardion Health Sciences, Inc. disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Report or to reflect the occurrence of unanticipated events, except as required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K, filed with the SEC on June 4, 2021 (the “Original Report”), Guardion Health Sciences, Inc., through a wholly-owned subsidiary (individually and collectively, the “Company”), acquired all of the issued and outstanding equity securities of Activ Nutritional, LLC (“Activ”) from Adare Pharmaceuticals, Inc. (“Adare”). Activ owns the Viactiv® line of supplement chews for bone health, immune health and other applications which are currently marketed through many of the nation’s largest retailers, including, among others, Walmart (retail and online), Target and Amazon. The acquisition was consummated on June 1, 2021 pursuant to an Equity Purchase Agreement (“Purchase Agreement”) dated as of May 18, 2021, by and among the Company, Adare and Activ. The purchase price consisted of $26 million in cash, subject to certain adjustments as provided in the Purchase Agreement. As a result of the acquisition, Activ became a wholly-owned subsidiary of the Company. Pursuant to the terms of the Purchase Agreement, the amount due to Adare by Activ at closing was cancelled and contributed to capital.

This Report amends the Original Report to include the following financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(3): (a) the audited financial statements of Activ and related notes thereto as of and for the years ended December 31, 2020 and 2019, including the related audit report of the independent auditors, KPMG LLP, which are included in Exhibit 99.1 hereto; (b) the unaudited interim condensed financial statements and related notes thereto of Activ for the three months ended March 31, 2021 and 2020, which are included in Exhibit 99.1 hereto; and (c) the unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Activ (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and related notes thereto (as if the transaction had occurred on that date), and the unaudited pro forma condensed combined statements of operations and the related notes thereto for the three months ended March 31, 2021 and for the year ended December 31, 2020 (both as if the transaction had occurred on January 1, 2020), which are included in Exhibit 99.2 hereto.

The pro forma financial information included in this Report has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Activ occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will achieve after the acquisition.

Item 8.01	Other Events.

The Company has relocated its corporate headquarters from San Diego, California, to Houston, Texas, since the Company’s Chief Executive Officer is located in Houston, Texas and management is being handled primarily on a virtual basis.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements and related notes thereto of Activ as of and for the years ended December 31, 2020 and 2019, including the related audit report of the independent auditors, KPMG LLP, and the unaudited interim condensed financial statements and related notes thereto of Activ for the three months ended March 31, 2021 and 2020, are filed herewith as Exhibit 99.1 and incorporated herein by reference .

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of Activ, which includes the unaudited pro forma condensed combined balance sheet and related notes thereto as of March 31, 2021, the unaudited pro forma condensed combined statements of operations and related notes thereto for the three months ended March 31, 2021 and for the year ended December 31, 2020, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, the independent auditors of Activ Nutritional, LLC.

99.1

The audited financial statements and related notes thereto of Activ Nutritional, LLC as of and for the years ended December 31, 2020 and 2019, including the related audit report of the independent auditors, KPMG LLP, and the unaudited interim condensed financial statements and related notes thereto for the three months ended March 31, 2021 and 2020.

99.2	The unaudited pro forma condensed combined financial information of Guardion Health Sciences, Inc., giving effect to the acquisition of Activ Nutritional, LLC, which includes the unaudited pro forma condensed combined balance sheet and related notes as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations and related notes thereto for the three months ended March 31, 2021 and the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: August 10, 2021
	By:	/s/ Bret Scholtes
	Name:	Bret Scholtes
	Title:	Chief Executive Officer